MAXIM SERIES FUND, INC.

Maxim Bernstein International Equity Portfolio

(the “Portfolio”)

————————

8515 East Orchard Road

Greenwood Village, CO 80111

(800) – 537-2033

This Prospectus describes one of the thirty-four portfolios of Maxim Series Fund, Inc. (the “Fund”). GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to each of the portfolios.

Each portfolio is a series of the Fund and each portfolio operates as a separate mutual fund and has its own investment objectives and strategies.

The Fund is available only as an investment option for certain variable annuity contracts, variable life insurance policies and certain qualified retirement plans. Therefore you cannot purchase shares of the portfolios directly; rather you must own a variable insurance contract or participate in a qualified retirement plan that makes one or more of the portfolios available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2006.

CONTENTS
The Portfolio at a Glance	3
Fees and Expenses	5
Examples	5
More Information About the Portfolio	6
Other Investment Practices	7
Management of the Portfolio	9
Important Information About Your Investment	11
Legal Proceedings	15
Financial Highlights	15
Additional Information	17

THE PORTFOLIO AT A GLANCE

The following information about the Portfolio is only a summary of important information you should know. More detailed information about the Portfolio’s investment strategies and risks is included elsewhere in this Prospectus. Please read this prospectus carefully before investing in the Portfolio.

Maxim Bernstein International Equity Portfolio (Sub-Adviser: Alliance Capital Management, L.P. (“Bernstein”))

The investment objective of this Portfolio is to:

•	Seek long-term capital growth.

Principal investment strategies. This Portfolio will:

•	Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities.

•	Under normal circumstances, invest primarily in companies located outside the U.S., including those in emerging markets.

•

Focus on the market price of a company’s securities relative to the company’s potential long-term earnings, asset value and cash flow potential. The company’s historical value measures including price/earnings ratio, profit margins and liquidation value will also be considered, but are not limiting factors.

The principal investment risks for this Portfolio include:

Foreign Risk

•

Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Stock Market Risk

•

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk

•	The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Possible Loss of Money

•	When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Turnover Risk

•

The portfolio turnover rate for this Portfolio in 2005 was in excess of 100%. High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Portfolio and indirectly by shareholders).

Sector Risk

•

Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors.  Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole.  The Portfolio is not limited with respect to sectors in which it can invest.  If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector.  A Portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Over-the-Counter Risk

•

Over-the-Counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the portfolio may experience difficulty in purchasing or selling these securities at a fair price.

Geographic Concentration Risk

•

When investing a substantial amount of assets in issuers located in a single country or a limited number of countries, there is a risk that economic, political and social conditions in those countries will have a significant impact on the performance of the Portfolio investments and investment performance may also be more volatile when the Portfolio concentrates its investments in certain countries, especially emerging market countries.

Derivative Risk

•

When using futures contracts on market indexes and options on the futures contracts, there is a risk that the change in value of the securities included on the index and the price of a futures contract will not match. There is also a risk that the Portfolio would be unable to sell the futures contract when it wishes to due to possible illiquidity of those instruments. Also, there is the risk use of these types of derivative techniques could cause the Portfolio to lose more money than if the Portfolio had actually purchased the underlying securities. This is because derivatives magnify gains and losses.

•

In addition, derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Portfolio’s performance.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio’s performance for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

[OBJECT OMITTED]

1996	19.59%
1997	1.99%
1998	-5.00%
1999	29.91%
2000	1.64%
2001	-10.44%
2002	-18.02%
2003	35.34%
2004	18.85%
2005	16.72%

During the periods shown in the chart for the Maxim Bernstein International Equity Portfolio, the highest return for a quarter was 20.63% (quarter ending June 30, 2003) and the lowest return for a quarter was -22.66% (quarter ending September 30, 1998).

The average annual total return for one year, five and ten years for the period ended December 31, 2005:

	One Year	Five Years	Ten Years
Maxim Bernstein International Equity Portfolio	16.72%	6.63%	7.74%
MSCI EAFE Index	14.02%	4.94%	6.18%

The inception date for the Maxim Bernstein International Equity Portfolio was December 1, 1993.

The Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index is comprised of approximately 1600 separate equity issues listed on exchanges in twenty-two different countries. The index is designed to represent the performance of the international equity market generally.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors who purchase the Portfolio through variable insurance contracts will be subject to additional fees and charges at the contract level, which are not disclosed in this Prospectus. The expenses shown for the Portfolio are for the fiscal year ended December 31, 2005. Current or future expenses may be greater or less than those presented.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)

Maxim Bernstein International Equity Portfolio
Management Fees	1.00%
Distribution (12b-1) Fees	NONE
Other Expenses	0.10%
Total Annual Portfolio Operating Expenses	1.10%

EXAMPLES

These examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples do not reflect the expenses of any variable insurance products or separate accounts at the contract level, or the expenses of qualified plans, whichever may be applicable. If expenses of variable insurance products or qualified plans were included, the expenses reflected in the Examples would be higher.

The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
Maxim Bernstein International Equity Portfolio	$113	$355	$623	$1,418

MORE INFORMATION ABOUT THE PORTFOLIO

This Portfolio is managed by a sub-adviser which manages other mutual funds having similar names and investment objectives. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and any similarly-named Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

The Portfolio will normally invest at least 80% of its assets in equity securities. Therefore, as an investor in an Equity Portfolio, the return on your investment will be based primarily on the risks and rewards of equity securities.

Equity Securities

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

The Portfolio may invest in common stocks and other equity securities of U.S. and foreign companies and will pursue investments in foreign securities as a principal investment strategy. Equity investments in foreign companies present special risks and other considerations – these are discussed below under “Foreign Securities.”

The Portfolio may invest in money market instruments and other types of debt securities, either as a cash reserve or for other appropriate reasons. Money market instruments are discussed below under “Money Market Instruments and Temporary Investments.” Debt securities are discussed below under “Debt Securities.” The Portfolio may invest in derivatives in order to hedge against market risk or reduce interest rate or credit risk. Derivatives are discussed below under “Derivatives.”

Debt Securities

Bonds include debt securities of all types excluding money market instruments. Examples of bonds include, but are not limited to, corporate debt securities (including notes), asset-backed securities, securities issued by the U.S. Government and its agencies, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments. In addition to bonds, debt securities also include money market instruments.

Bonds are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. In general, bond prices rise when interest rates fall, and vice versa. Bonds have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. This sensitivity to interest rates is also referred to as “interest rate risk.”

Debt obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a bond’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody's or, if unrated, are judged to be of comparable quality. Debt securities rated in the fourth highest rating categories by S&P or Moody's and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term debt securities of the highest investment grade quality. They are discussed separately below under “Money Market Instruments and Temporary Investment Strategies.”

Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds.” These securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value. The Portfolio may invest in below investment grade debt securities.

The Portfolio may invest in bonds of U.S. and foreign issuers. Investments in foreign securities present special risks and other considerations - these are discussed below under “Foreign Securities.”

Money Market Instruments and Temporary Investment Strategies

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

The U.S. Government guarantee of the securities owned by the Portfolio does not guarantee the net asset value of its shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by the sub-adviser. The Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by the sub-adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

OTHER INVESTMENT PRACTICES

Foreign Securities

The Portfolio pursues investment in foreign securities as a principal investment strategy. Therefore, as an investor in this Portfolio, the return on your investment will be based substantially on the rewards and risks relating to foreign investment. Accordingly, as an investor in this Portfolio, you also should be aware of the risks associated with foreign securities investments.

Debt and equity securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in foreign securities may cause the Portfolio to lose money when converting investments from foreign currencies into U.S. dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay the Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

The Portfolio has substantial exposure to foreign markets since it invests primarily in securities of foreign issuers.

ADRs are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. dollars and annual reports and shareholder literature printed in English.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives may be used by the Portfolio to hedge investments or manage interest or currency-sensitive assets. The Portfolio will enter into derivative transactions only to protect the value of its investments and not for speculative purposes. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the sub-adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivatives transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Other Risk Factors Associated with the Portfolio

As a mutual fund, the Portfolio is subject to market risk. The value of the Portfolio's shares will fluctuate in response to changes in economic conditions, interest rates, and the market's perception of the securities held by the Portfolio.

No Portfolio should be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of any Portfolio.

A complete listing of the Portfolio's investment limitations and more detailed information about its investment practices are contained in the Statement of Additional Information.

MANAGEMENT OF THE PORTFOLIO

MCM provides investment advisory, accounting and administrative services to the Fund. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $9.6 billion. MCM and its affiliates have been providing investment management services since 1969.

The management fees paid to MCM with respect to the Portfolio for the last fiscal year are as follows:

Portfolio	Percentage of Average Net Assets
Maxim Bernstein International Equity Portfolio	1.00%

Sub-Advisers

The Fund operates under a manager-of-managers structure under an order issued by the Securities and Exchange Commission ("SEC"). The current order permits MCM to hire or amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring each sub-adviser's performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each sub-adviser's agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the applicable portfolios all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by a change in any sub-adviser or any proposed material change in a sub-advisory agreement. The Fund will meet this requirement by providing shareholders of the applicable portfolios with an information statement. With respect to a newly retained sub-adviser, or a change in a sub-advisory agreement, this information statement will be provided to shareholders of the applicable portfolios a maximum of ninety (90) days after the addition of the new sub-adviser or the implementation of any material change in a sub-advisory agreement. The information statement will also meet the requirements of Regulation 14C and Schedules 14A and 14C under the Securities Exchange Act of 1934.

MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of the Fund or MCM other than by reason of serving as a sub-adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable portfolio. Currently, there are no sub-advisers who are affiliated persons with MCM.

MCM has entered into an agreement with a sub-adviser for the Portfolio. The sub-adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell or hold any particular security. The sub-adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. MCM, in turn, pays sub-advisory fees to each sub-adviser for its services. The following sub-adviser provides services for the Portfolio:

Alliance Capital Management, L.P.
Maxim Bernstein International Equity Portfolio

Following is additional information about the sub-adviser:

Alliance Capital Management L.P. (“Alliance”) Alliance, registered as an investment advisor under the Investment Advisers Act of 1940, is a Delaware limited partnership, with its principal business address at 1345 Avenue of the Americas, New York, New York, 10105. Alliance is ultimately owned by AXA, a holding company for an international group of insurance and related financial services companies.

The management of and investment decisions for the Portfolio are made by the Alliance Global Value Investment Policy Group, comprised of senior Global Value Investment Team members. The Global Value Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff. No one person is principally responsible for making recommendations for the Fund’s portfolio. The four members of the Global Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Fund’s portfolio are: Sharon Fay, Kevin Simms, Giulio Martini and Henry D’Auria.

Ms. Fay joined Bernstein in 1990 as a research analyst, following the airline, lodging, trucking and retail industries, and has been Executive Vice President and Chief Investment Officer-Global Value Equities of AllianceBernstein since 2003, overseeing all portfolio management and research activities relating to cross-border and non-US value investment portfolios and chairing the Global Value Investment Policy Group. She brings to this role a range of experience in helping establish AllianceBernstein as a global player in value investing, having first successfully launched Canadian Value as the firm’s first single-market service focused outside the US. She went on to build the UK Value service, the firm’s first portfolio-management and research team based outside of the US. Until January 2006, Ms. Fay was Co-CIO—European and UK Value Equities, a position she assumed with Bernstein. She also serves on AllianceBernstein’s Management Executive Committee, the group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Between 1997 and 1999, Ms. Fay was CIO—Canadian Value Equities. Prior to that, she had been a senior portfolio manager of International Value Equities since 1995. Before joining Bernstein, Ms. Fay served as director of research at Bernard L. Madoff. She earned a BA from Brown University and an MBA from Harvard University. CFA. Location: London.

Mr. Simms was named co-CIO—International Value equities in 2003, which he has assumed in addition to his role as director of research—Global and International Value equities, a position he has held since 2000. As research director, he has been instrumental in implementing significant enhancements to Bernstein’s cross-border research process. Between 1998 and 2000, Mr. Simms served as director of research—Emerging Markets Value equities. He joined Bernstein in 1992 as a research analyst, and his industry coverage over the next six years included financial services, telecommunications and utilities. Before joining the firm, Mr. Simms was a certified public accountant with Price Waterhouse for three years. He earned a BSBA from Georgetown University and an MBA from Harvard Business School. Location: New York.

In July 2003, Mr. Martini was appointed to head the newly created quantitative strategies team within the value-equities unit. The group is responsible for ensuring the most effective use of Bernstein’s quantitative research within the portfolio-management process. He continues to work with international and global value clients and as the lead person shaping currency-management tools and strategies. Mr. Martini was named chief international economist with responsibility for currency strategies and senior portfolio manager on the international and global value equities team in 1992. Prior to that, Mr. Martini had served as a senior economist concentrating on US research since joining Bernstein in 1985. Previously, Mr. Martini conducted economic research and taught at the Institute of Employment Policy at Boston University for three years. He earned a BA from the University of Colorado and an MA in political economy from Boston University. He also completed all course and examination requirements for the PhD program in economics at Boston University. Location: New York

Mr. D’Auria was named co-CIO—International Value equities in 2003, adding to his responsibilities as CIO—Emerging Markets Value equities, which he assumed in 2002. Mr. D’Auria was one of the chief architects of Bernstein’s global research department, which he managed from 1998 through 2002. Over the years, he has also served as director of research—Small Cap Value equities and director of research—Emerging Markets Value equities. Mr. D’Auria joined the firm in 1991 as a research analyst covering consumer and natural-gas companies, and he later covered the financial-services industry. Before coming to Bernstein, Mr. D’Auria was a vice president and sell-side analyst at PaineWebber, specializing in restaurants, lodging and retail. He earned a BA from Trinity College. CFA Charterholder. Location: New York

Please see the Statement of Additional Information for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

A discussion regarding the basis for the board of directors approving any investment advisory contract of the Fund is available in the Fund’s annual report to shareholders for the six months ending December 31, 2005.

IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Portfolio's shares are sold only to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable annuity contracts, variable life insurance policies and to participants in connection with qualified retirement plans. In the future, shares of the Portfolio may be used to fund other variable contracts offered by Great-West, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio's shares is the net asset value of the Portfolio. The Portfolio's net asset value is generally calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the time at which the net asset value is calculated may differ. To the extent that the Portfolio's assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio's assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Portfolio's assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in good form. The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Fund's judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Fund determines the net asset value as of valuation time, and therefore, the Fund may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the board believes reflects fair value. This policy is intended to assure that the Portfolio's net asset value fairly reflects security values at the time of pricing.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio's outstanding shares.

Purchasing and Redeeming Shares

Variable contract owners or Qualified Plan participants will not deal directly with the Fund regarding the purchase or redemption of the Portfolio's shares. Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable contract owners. Similarly, Qualified Plan sponsors and administrators purchase and redeem Portfolio shares based on orders received from participants. Qualified Plan participants cannot contact the Fund directly to purchase shares of the Portfolio but may invest in shares of the Portfolio only through their Qualified Plan. Participants should contact their Qualified Plan sponsor or administrator for information concerning the appropriate procedure for investing in the Fund.

The price to buy or sell shares of the Portfolio is the Portfolio's net asset value next calculated after the Portfolio receives the order in proper form.

Due to differences in tax treatment or other considerations, material irreconcilable conflicts may arise between the interests of variable annuity contract owners, variable life insurance policy owners and Qualified Plans that invest in the Fund. The Board of Directors will monitor each Portfolio for any material conflicts that may arise and will determine what action should be taken.

The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Exchanging Shares

This section is only applicable to participants in Qualified Plans that purchase shares of the Fund outside a variable annuity contract.

An exchange involves selling all or a portion of the shares of one Portfolio and purchasing shares of another Portfolio. There are no sales charges or distribution fees for an exchange. The exchange will occur at the next net asset value calculated for the two Portfolios after the exchange request is received in proper form. Before exchanging into a Portfolio, read its prospectus.

Please note the following policies governing exchanges:

•	You can request an exchange in writing or by telephone.
•	Written requests should be submitted to:

8515 East Orchard Road

Greenwood Village, CO 80111.

•	The form should be signed by the account owner(s) and include the following information:

(1)	the name of the account;
(2)	the account number;
(3)	the name of the Portfolio from which the shares are to be sold;
(4)	the dollar amount or number of shares to be exchanged;
(5)	the name of the Portfolio(s) in which new shares will be purchased; and
(6)	the signature(s) of the person(s) authorized to effect exchanges in the account.

•	You can request an exchange by telephoning 1-800-537-2033.
•

A Portfolio may refuse exchange purchases by any person or group if, in MCM's judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Other Information

•	We may modify, suspend or terminate at any time the policies and procedures to request an exchange of shares of the Portfolios by telephone.
•	If an account has more than one owner of record, we may rely on the instructions of any one owner.
•	Each account owner has telephone transaction privileges unless we receive cancellation instructions from an account owner.
•

We will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as we use reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine, including requiring various forms of personal identification such as name, mailing address, personal identification numbers (PINs) or other information.

•	All telephone calls will be recorded.
•

During periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.

•	Telephone instructions will be accepted if received prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on any day the NYSE is open for business.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.

•	The Portfolio ordinarily distributes dividends annually.
•	The Portfolio generally distributes capital gains, at least once annually.

Frequent Purchases and Redemptions of Fund Shares

The Portfolios of the Fund are not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolios. Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of a Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities. The Maxim Bernstein International Equity, Maxim Global Bond, Maxim Loomis Sayles Bond, Maxim Index 600, Maxim Stock Index, Maxim Bond Index, Maxim S&P 500® Index, Maxim Ariel Small-Cap Value, Maxim Aggressive Profile II and Maxim Conservative Profile II Portfolios may be susceptible to market timing or excessive trading.

The Fund maintains policies and procedures, approved by the board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order”, as described above under Pricing Shares; Purchasing and Redeeming Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the investor before the close of regular trading on the New York Stock Exchange, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Portfolios have also adopted pricing procedures and guidelines, including procedures for fair value pricing of portfolio securities to reflect significant market events occurring after the close of a foreign exchange on which portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. The procedures serve to limit dilution to the Portfolios that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

MCM has also implemented two additional processes to assist with the identification of potential market-timing and/or excessive trading activity.

1.

Daily subscription and redemption amounts are compared to daily net assets. If the subscription or redemption amount is greater than one percent of the daily net assets of a Portfolio, additional verification of the subscription or redemption amount takes place. If market timing or excessive trading is believed to be occurring, the plan recordkeeper’s resources will be utilized to assist with the identification of such investors; and

2.

Detailed exception reports are prepared monthly showing investors that have made purchases and sales in the same Portfolio within 5 business days of each other. Upon identification of such investors, the past 90 days of the investor’s activity is obtained for further review.

Upon identification of investors that have participated in market timing and/or excessive trading, MCM utilizes the resources of Great-West Retirement Services to contact the investor and the Plan involved. The investor receives a written request to discontinue market timing and/or excessive trading activity. If market timing and/or excessive trading activity does not stop, trading restrictions may be implemented. The Portfolios and their agents reserve the right to restrict, reject or cancel purchase and exchange orders, as described above, which the Portfolios believe represent market timing or excessive trading.

Please note that the Fund’s market timing procedures are such that the Fund does not impose trading restrictions unless or until a Portfolio or its agent first detects and notifies us of potential market timing or excessive trading activity. Accordingly, we cannot prevent all market timing or excessive trading activity , as it may not be possible to identify it unless and until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolios or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolios and their agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. As a result, the Portfolios and their agents may have limited ability to monitor and discourage trading practices, which may materially affect the Portfolio. To the extent the Portfolios do not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolios may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Portfolios.

The practices and policies described above are intended to deter and curtail market timing in the Portfolios. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans, and variable insurance products. The Portfolios typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, retirement plans and variable insurance products have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolio is not currently a separate taxable entity. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Internal Revenue Code of 1986, as amended. If it does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable contract through which you invest in the Fund or the terms of your qualified retirement plan. For more information, please refer to the applicable prospectus and/or disclosure documents for that contract.

Effect of Foreign Taxes

Dividends and interest received by the Portfolio on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the amount of distributions on foreign securities.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Fund's performance and other information.

LEGAL PROCEEDINGS

There are no pending legal proceedings that would have an adverse material effect on the Fund or the ability of MCM or GWFS Equities, Inc., the principal underwriter, to perform their contracts with the Fund. GWL&A is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Portfolio’s financial history for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio share. Total returns represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance products or qualified plans. If such expenses were included, total returns would be lower. The information has been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose reports, along with the Fund’s financial statements, are included in the Fund’s Annual Report. A free copy of the Annual Report is available upon request by calling 1-800-537-2033.

INSERT FINANCIAL HIGHLIGHTS HERE

MAXIM SERIES FUND, INC.

MAXIM BERNSTEIN INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

	Year Ended December 31,
	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$13.72	$11.77	$8.80	$10.80	$12.27

Income from Investment Operations

Net investment income	0.24	0.17	0.13	0.06	0.10
Net realized and unrealized gain (loss)	2.03	2.04	2.97	(2.00)	(1.40)

Total Income (Loss) From
Investment Operations	2.27	2.21	3.10	(1.94)	(1.30)

Less Distributions

From net investment income	(0.27)	(0.17)	(0.13)	(0.06)	(0.10)
From net realized gains	(2.88)	(0.09)			(0.07)

Total Distributions	(3.15)	(0.26)	(0.13)	(0.06)	(0.17)

Net Asset Value, End of Period	$12.84	$13.72	$11.77	$8.80	$10.80

Total Return	16.72%	18.85%	35.34%	(18.02%)	(10.44%)

Net Assets, End of Period ($000)	$333,940	$286,314	$244,976	$145,399	$96,911

Ratio of Expenses to Average Net Assets:
- Before Reimbursement	1.10%	1.12%	1.13%	1.19%	1.26%
- After Reimbursement #	1.10%	1.11%	1.12%	1.19%	1.23%

Ratio of Net Investment Income to
Average Net Assets:
- Before Reimbursement	1.23%	1.29%	1.53%	0.74%	0.93%
- After Reimbursement #	1.23%	1.30%	1.54%	0.74%	0.96%

Portfolio Turnover Rate	105.51%	25.51%	21.91%	25.79%	27.70%

#	Percentages are shown net of expenses reimbursed by Maxim Capital Management, LLC.

See notes to financial statements.

ADDITIONAL INFORMATION

This Prospectus is intended for use in connection with variable insurance products, tax-deferred arrangements, or similar arrangements. The Statement of Additional Information (“SAI”) contains more details about the investment policies and techniques of the Portfolios. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolios’ investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during its last fiscal year.

For a free copy of the SAI or annual or semi-annual reports or to request other information or ask questions about the Fund, call 1-800-537-2033.

The Fund does not have an Internet Web site. Accordingly, the SAI and annual and semiannual reports are not made available in this manner.

The SAI and the annual and semi-annual reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolios, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-3364.

This Prospectus should be read

and retained for future reference.